Report of Independent Registered
Public Accounting Firm


To the Shareholders and
Board of Trustees of
Federated Income Securities Trust

In planning and performing our audit
of the financial statements of
Federated Capital Income Fund and
Federated Unconstrained Bond Fund
(collectively, the ?Funds?), each a
portfolio of Federated Income
Securities Trust, as of and for the
year or period ended November 30,
2012, in accordance with the
standards of the Public Company
Accounting Oversight Board (United
States), we considered the Funds?
internal control over financial
reporting, including controls over
safeguarding securities, as a basis for
designing our auditing procedures for
the purpose of expressing our
opinion on the financial statements
and to comply with the requirements
of Form N-SAR, but not for the
purpose of expressing an opinion on
the effectiveness of the Funds?
internal control over financial
reporting. Accordingly, we express
no such opinion.

Management of the Funds are
responsible for establishing and
maintaining effective internal control
over financial reporting. In fulfilling
this responsibility, estimates and
judgments by management are
required to assess the expected
benefits and related costs of controls.
A company?s internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the reliability of
financial reporting and the
preparation of financial statements
for external purposes in accordance
with generally accepted accounting
principles. A company?s internal
control over financial reporting
includes those policies and
procedures that (1) pertain to the
maintenance of records that, in
reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the assets of the
company; (2) provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial statements in
accordance with generally accepted
accounting principles, and that
receipts and expenditures of the
company are being made in
accordance with authorizations of
management and directors of the
company; and (3) provide reasonable
assurance regarding prevention or
timely detection of the unauthorized
acquisition, use, or disposition of the
company?s assets that could have a
material affect on the financial
statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements. Also, projections of
any evaluation of effectiveness to
future periods are subject to the risk
that controls may become inadequate
because of changes in conditions, or
that the degree of compliance with
the policies or procedures may
deteriorate.

A deficiency in internal control over
financial reporting exists when the
design or operation of a control does
not allow management or employees,
in the normal course of performing
their assigned functions, to prevent
or detect misstatements on a timely
basis. A material weakness is a
deficiency, or a combination of
deficiencies, in internal control over
financial reporting, such that there is
a reasonable possibility that a
material misstatement of the Funds?
annual or interim financial
statements will not be prevented or
detected on a timely basis.

Our consideration of the Funds?
internal control over financial
reporting was for the limited purpose
described in the first paragraph and
would not necessarily disclose all
deficiencies in internal control that
might be material weaknesses under
standards established by the Public
Company Accounting Oversight
Board (United States). However, we
noted no deficiencies in the Funds?
internal control over financial
reporting and its operation, including
controls over safeguarding securities
that we consider to be a material
weakness as defined above as of
November 30, 2012.

This report is intended solely for the
information and use of management
and the Board of Trustees of
Federated Income Securities Trust
and the Securities and Exchange
Commission and is not intended to
be and should not be used by anyone
other than those specified parties.

			/s/KPMG

Boston, Massachusetts
January 23, 2013





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